UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2012 (May 29, 2012)

Express Scripts Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-35490	45-2884094
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO		63121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 314-996-0900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Guarantees of Outstanding Indebtedness

On May 29, 2012, Express Scripts Holding Company (formerly Aristotle Holding, Inc.) (the “Parent”), Express Scripts, Inc. (“Express Scripts”), certain subsidiaries of Express Scripts, Medco Health Solutions, Inc. (“Medco”), certain subsidiaries of Medco and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), entered into the ninth supplemental indenture (the “Parent Ninth Supplemental Indenture”) to the base indenture, dated November 21, 2011, among the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and Wells Fargo (as so supplemented as of the date thereof, the “Parent Indenture”). The Parent Ninth Supplemental Indenture provides for the guarantee by certain subsidiaries of Medco of the outstanding senior notes issued by the Parent under the Parent Indenture. A copy of the Parent Ninth Supplemental Indenture is filed with this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

On May 29, 2012, the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and Union Bank, N.A., as trustee (“Union Bank”), entered into the ninth supplemental indenture (the “Express Scripts Ninth Supplemental Indenture”) to the base indenture, dated June 9, 2009, among the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and Union Bank (as so supplemented as of the date thereof, the “Express Scripts Indenture”). The Express Scripts Ninth Supplemental Indenture provides for the guarantee by certain subsidiaries of Medco of the outstanding senior notes issued by Express Scripts under the Express Scripts Indenture. A copy of the Express Scripts Ninth Supplemental Indenture is filed with this Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

On May 29, 2012, the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and U.S. Bank Trust National Association, as trustee (“U.S. Bank”), entered into the second supplemental indenture (the “Medco Second Supplemental Indenture”) to the base indenture, dated March 18, 2008, among the Parent, Express Scripts, certain subsidiaries of Express Scripts, Medco, certain subsidiaries of Medco and U.S. Bank (as so supplemented as of the date thereof, the “Medco Indenture”). The Medco Second Supplemental Indenture provides for the guarantee by certain subsidiaries of Medco of the outstanding senior notes issued by Medco under the Medco Indenture. A copy of the Medco Second Supplemental Indenture is filed with this Form 8-K as Exhibit 4.3 and is incorporated herein by reference.

On May 29, 2012, certain subsidiaries of Medco, as new subsidiaries of the Parent, joined by counterpart that certain Subsidiary Guaranty, dated April 2, 2012 (the “Subsidiary Guaranty”) in favor of Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as agent for and representative of the financial institutions party to the Credit Agreement, dated as of August 29, 2011 (the “Credit Agreement”), among the Parent, Express Scripts, the aforementioned financial institutions party thereto, as lenders, and Credit Suisse, as administrative agent. The Subsidiary Guaranty provides for the guarantee by certain subsidiaries of the Parent of the obligations of the Parent under the Credit Agreement. A copy of the Subsidiary Guaranty is filed with this Form 8-K as Exhibit 4.4 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Ninth Supplemental Indenture, dated as of May 29, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Ninth Supplemental Indenture, dated as of May 29, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Union Bank, N.A., as Trustee.

4.3	Second Supplemental Indenture, dated as of May 29, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.4	Subsidiary Guaranty, dated as of April 2, 2012, by and among the subsidiaries of the Parent party thereto as guarantors, in favor of Credit Suisse, as supplemented by that certain counterpart dated as of May 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Express Scripts Holding Company
(Registrant)

By:	/s/ Keith J. Ebling
Name: Keith J. Ebling
Title: Executive Vice President and General Counsel

Dated: June 1, 2012

EXHIBIT INDEX

Exhibit No.	Description

4.1	Ninth Supplemental Indenture, dated as of May 29, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Wells Fargo Bank, National Association, as Trustee.

4.2	Ninth Supplemental Indenture, dated as of May 29, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and Union Bank, N.A., as Trustee.

4.3	Second Supplemental Indenture, dated as of May 29, 2012, among Express Scripts Holding Company, Express Scripts, Inc., the subsidiaries of Express Scripts, Inc. party thereto, Medco Health Solutions, Inc., the subsidiaries of Medco Health Solutions, Inc. party thereto and U.S. Bank Trust National Association, as Trustee.

4.4	Subsidiary Guaranty, dated as of April 2, 2012, by and among the subsidiaries of the Parent party thereto as guarantors, in favor of Credit Suisse, as supplemented by that certain counterpart dated as of May 29, 2012.